UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786)-459-1831

(Former name or former address, if changed since last report.): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure

Beginning on January 7, 2019, senior executives of Cocrystal Pharma, Inc. (the “Company”) will hold a series of meetings with the members of the scientific and financial community. A copy of the Company’s presentation to be used in connection with these meetings is being furnished as Exhibit 99.1 hereto and is hereby incorporated by reference. The presentation is also available on the Company’s website at www.cocrystalpharma.com.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act.

Item 8.01 Other Events

Dr. Phillip Frost, a director and a principal shareholder of the Company has entered into a settlement agreement with the Securities and Exchange Commission (the “SEC”), subject to court approval, to resolve the action brought against him and certain other parties named in the complaint (the “Complaint”) filed with the U.S. District Court for the Southern District of New York on September 7, 2018.

Pursuant to the terms of the settlement agreement between the SEC and Dr. Frost, and without admitting or denying any of the allegations in the Complaint, Dr. Frost agreed that he will be enjoined from violating Sections 5(a) and (c) and 17(a)(2) of the Securities Act and Section 13(d) of the Securities Exchange Act; will pay approximately $5.5 million in penalty, disgorgement and pre-judgment interest; and will be prohibited, subject to certain exceptions, from trading in penny stocks. Liability under Section 13(d) of the Exchange Act and Sections 5(a) and (c) of the Securities Act can be established without any showing of wrongful intent or negligence, and liability under Section 17(a)(2) of the Securities Act can be established upon a showing of negligence.

OPKO Health, Inc., a principal shareholder of the Company, of which Dr. Frost is CEO and Chairman, and Frost Gamma Investments Trust, of which Dr. Frost is the trustee, have also entered into a settlement agreements with the SEC to resolve the allegations against them set forth in the Complaint.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Cocrystal Pharma, Inc. Corporate Presentation, dated January 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: January 4, 2019	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer